[GRAPHIC OF THE GABELII UTILITY TRUST LOGO OMITTED]

ANNUAL REPORT
DECEMBER 31, 2000

              [GRAPHIC OF THE GABELII UTILITY TRUST LOGO OMITTED]

               Our cover icon represents the underpinnings of Gabelli. The Teton mountains in Wyoming represent what we believe in in America -- that creativity, ingenuity, hard work and a global uniqueness provide enduring values.
               They also stand out in an increasingly
               complex, interconnected and interdependent economic world.

          INVESTMENT OBJECTIVE:

          The Gabelli Utility Trust is a closed-end, non-diversified management investment company whose primary objectives are long-term growth of capital and income. The Utility Trust will invest in companies that provide products, services or equipment for the generation or distribution of electricity, gas and water. Additionally, the Utility Trust will invest in companies in telecommunications services or infrastructure operations.

               THIS REPORT IS PRINTED ON RECYCLED PAPER.

TO OUR SHAREHOLDERS,

      The fourth quarter of 2000 saw a continuation of some trends seen in the prior quarter, only to a larger degree. The broad equity market continued to suffer from the widespread perception of economic weakness. This led to continued price strength for most traditional electric, gas and water stocks. The only utilities showing real price weakness were the major California electric distributors, Edison International and Pacific Gas & Electric ("Pacific G&E"), and the wholesale generating companies that sell power into California. With retail rates frozen while market-based wholesale rates continue to rise, the California companies are losing large sums of money on every kilowatt-hour that they sell. The political leadership (if one can call it that) of California has not come up with a solution that will restore the economic viability of Edison International and Pacific G&E. In mid-January, Edison announced that it does not intend to pay a large wholesale power bill, and is suspending interest payments on its debt. The rating agencies have reduced debt ratings of both Edison and Pacific G&E to junk levels, which puts Pacific G&E (which will not run out of cash for another couple of weeks as this is written) into technical default.

[PHOTO OF MARIO J. GABELLI OMITTED]

[GRAPHIC OF THE GABELII UTILITY TRUST LOGO OMITTED]

      If the two largest California electric utilities go bankrupt, which seems as likely as not at the moment, then the wholesale generators at a minimum face the inability to collect the price of power that has been provided but not yet paid for. This is manageable for even the most exposed generators, but it will certainly put a damper on the generation stocks. It is not clear what the failure of Edison and Pacific G&E would mean for wholesale electricity generators going forward, but it would not be good.

      The California fiasco has utterly discredited the disaggregation model for deregulation of power supply, which involves the divestiture of utility generation assets. Because most states have already implemented plans to deregulate generation, however, it is too late to simply halt the move towards competitive wholesale power markets. In spite of the California experience, this is ultimately a good thing for customers and, we believe, for investors. The bad news is that the public uproar over the bungled California market restructuring will make efforts to restructure in other states more difficult. This is only partially offset by utilities taking risk management more seriously and by politicians and regulators looking at markets more realistically.

      It is worth pondering why over twenty states have implemented wholesale generation competition, and only California is seeing prices soar, availability decline, and distribution companies fail. Basically, California botched its restructuring plan, and its unfortunate residents are now seeing the painful consequences of its actions.

      Electric power is a commodity. Commodity markets are volatile. Electric power is an unusually volatile commodity because electricity, unlike other commodities, cannot be stored but must be made as it is consumed. A vertically integrated utility owning both generation and distribution assets is physically hedged against price volatility. The generation assets create a structural "long" electricity supply position, while the distribution assets create a structurally "short" position. In a vertically integrated utility company, the long and short positions more or less cancel each other out, and retail price volatility is a function of changes in the price of the underlying fuel, which can, if desired, be hedged in futures markets or by contract.

      In a partially or fully disaggregated utility industry, which has been created in California, New York, Massachusetts, Illinois, Maine, and other states, that physical hedge no longer exists, and the utility companies need to actively manage their price exposure as other commodity producers and consumers do. Producers (the generators) will seek to obtain long term power sales agreements with major customers (large retail customers and the distribution companies), which in turn can be hedged with long term fuel supply contracts with gas, oil and coal companies. Consumers (the electricity distribution companies) will in turn seek to obtain wholesale power supply contracts from generators and sign retail power supply contracts with major retail customers. It is important to understand that a decision by a supplier or a distribution company to sell into or buy from the volatile spot market is a choice, not a requirement (except in California, of course).

      California made a number of fatal errors in setting up its competitive system in 1996. Retail rates were frozen and no provision was made for changes in the price of energy or fuel to be passed on to retail customers. Retail customers, whose rates

INVESTMENT RESULTS (a)
--------------------------------------------------------------------------------
                                                 Quarter
                                    ----------------------------------
                                     1st      2nd       3rd       4th     Year
                                     ---      ---       ---       ---     ----
2000:   Net Asset Value ..........  $7.66    $7.63     $8.26     $8.21    $8.21
        Total Return .............   2.6%     1.5%     10.3%      6.3%    22.0%
-------------------------------------------------------------------------------
1999:   Net Asset Value ..........   --        --      $7.51     $7.62    $7.62
        Total Return .............   --        --       0.1%      3.5%     3.6%
-------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                   Average Annual Returns - December 31, 2000
                   -------------------------------------------
                                    NAV Average            Average Annual
                                 Annual Return (a)      Investment Return (c)
                                 -----------------      ---------------------
   1 Year .....................        22.01%                  29.95%
   Life of Fund (b) ...........        17.11%                  17.09%
--------------------------------------------------------------------------------
(a) Total returns and average annual returns reflect changes in net asset value and reinvestment of distributions and are net of expenses. Based on initial net asset value of $7.50. Of course, the returns noted represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are sold they may be worth more or less than their original cost.
(b) From commencement of investment operations on July 9, 1999.
(c) Based on initial offering price of $7.50 and closing market values on the New York Stock Exchange.
--------------------------------------------------------------------------------

were frozen, had no incentive to reduce consumption even if, as happened, wholesale prices climbed. This was fundamentally bad planning, but would not have been fatal if the distributors had been allowed to seek and obtain contracts with generators or in the futures markets to hedge energy price fluctuations. The distribution companies were specifically forbidden to do this, however, for reasons that apparently made sense at the time but seem absurd today. Instead, the distributors were required to buy all of their electricity from the California Independent System Operator or the parallel California Power Exchange in either the spot or the day-ahead market. As a result, the distributors had no ability to manage, mitigate or hedge energy price volatility. The creators of the current system in California expected wholesale prices to fall under competition, and instead they rose. A hard lesson is being learned, one that any commodity producer or consumer should understand as second nature: Never bet your company on a commodity price forecast.

      Electricity distributors in most other states are allowed and indeed encouraged to actively manage their price risk through bilateral contracts and hedging transactions. In addition, in most states the utilities are able to pass on prudently incurred market-based power costs to consumers subject to regulatory approval. In Massachusetts, retail rates have risen nearly 30%, an increase that would be enough to make the California electricity distributors whole and healthy. There has been some minor grumbling, but the lights stayed on, supplies are adequate, and the utility companies, the generators and the customers are doing well enough. The California experience is probably not going to be replicated in other states. California made this mess all by itself, and California is going to have to clean it up.

      There is, from our point of view, a modest silver lining to this gray cloud. Small companies are inherently disadvantaged in the brave new world of competitive generation because the trading and risk management capabilities needed to prosper are scarce and costly. The big companies can afford them, and the smaller companies generally cannot. The need to acquire and maintain the capabilities to manage commodity price risk will in our view lead to continued consolidation of the industry. Since consolidation is a major investment focus for the Fund, we view this favorably.

INVESTMENT PERFORMANCE

      For the fourth quarter ended December 31, 2000, The Gabelli Utility Trust's (the "Utility Trust") net asset value ("NAV") total return rose 6.25% after adjusting for the reinvestment of the $0.55 per share in distributions. The Lipper Utility Fund Average declined 2.91%, while the Standard & Poor's ("S&P") Utility Index gained 4.49%, over the same period. The Lipper

Average reflects the average performance of mutual funds classified in this particular category, while the S&P Utility Index is an unmanaged indicator of electric and gas utility stock performance.

      The Utility Trust was up 22.01% for 2000 after adjusting for the reinvestment of the $1.00 per share in distributions. The S&P Utility Index and Lipper Utility Fund Average rose 58.68% and 7.86%, respectively, over the same twelve-month period. Since inception on July 9, 1999 through December 31, 2000, the Utility Trust had a cumulative total return of 26.43%, including adjustments of $1.15 per share in distributions, which equates to an average annual total return of 17.11%.

[PYRAMID GRAPHIC OMITTED]

TEXT AS FOLLOWS:
EPS

PMV

MANAGMENT

CASH FLOW

RESEARCH


      The Utility Trust's common shares ended the fourth quarter at $8.75 per share on the New York Stock Exchange, a premium to the net asset value of 6.58% and a total return of 12.53% for the fourth quarter. The Utility Trust's common shares rose 29.95% during 2000 after adjusting for all distributions.

      The Utility Trust noticeably underperformed the S&P Utility Index in 2000, while somewhat less substantially outperforming the Lipper Utility Fund Average, and this merits some discussion. The Trust is not a utility index fund, and its performance will by design deviate from the index. Sometimes that deviation will be positive. Sometimes, as has been the case this year, the Trust will lag the index. Indices do not hold cash or incur transaction costs, while funds do, and this has been a minor negative for the Trust's performance versus the index.

OUR APPROACH

      There are nearly 80 publicly traded investor-owned electric utilities in the U.S., and this is at least 50 more than we need from the standpoint of economic efficiency. The balkanized structure of the industry is inherently inefficient, and competitive forces are now putting pressure on the marginal players. The big companies feel the need to get bigger, and the small companies are selling out as the cost of staying in the game rises. It is only because of a complex and lengthy merger review and approval process that the industry has remained so fragmented. Our investments in utility companies have primarily, though not exclusively, focused on fundamentally sound, reasonably priced mid-cap and small-cap utilities that are likely acquisition targets for large utilities seeking to bulk up.

COMMENTARY

      The electric and gas utilities have undergone a great deal of change in the U.S. A handful of companies have built upon their substantial size and scale advantages to become major players in emerging wholesale and retail bulk power and energy services markets. Some companies have sold off most of their generating assets and now supply and distribute electricity to end customers. This looked like a low risk business with predictable cash flows. It has become clear, however, that in California and certain other states, the disaggregation and deregulation models initially adopted were flawed, and that the distributors face greater risks than initially assumed. The companies will have to actively manage their risks more than they have in the past, and will have to seek regulatory and legislative relief in order to do so. The electricity distributor stocks are statistically cheap, and will continue to trade at low multiples until it becomes clear that the risk to earnings of wholesale market price volatility has been effectively mitigated.

      Natural gas pipelines have enjoyed rising earnings from their exploration and production operations and from energy supply and trading. Going forward, the current pricing environment of lower oil prices and high natural gas prices may put pressure on midstream operating results. Telecommunications companies continued to see pressures in the fourth quarter. The pricing structure of long distance basically collapsed as capacity additions greatly outpaced demand, and the three major U.S. long distance companies saw their stock prices fall sharply. The major local telephone companies struggled as SBC Communications and BellSouth guided expectations lower for 2001. New entrants (competitive local exchange companies, or CLECs, and local data carriers) saw their stocks marked down sharply as access to equity and debt capital was restricted to only the premier companies, and terms were tightened even for these top tier carriers. The Fund added to telecommunications holdings in the fourth quarter because it seemed that the pervasive pessimism was getting excessive.

DEAL ACTIVITY

      A component of our investment methodology is to identify industry and sector trends and themes ahead of the curve and position ourselves to take advantage of these developments. Consolidation in a particular industry is one such dynamic. As we have shared with you in previous quarterly letters, the continued high level of activity in mergers and acquisitions contributed significantly to the solid performance of our Utility Trust. The accompanying table illustrates how deal activity surfaced value in a small sample of the portfolio holdings.

--------------------------------------------------------------------------------
                              2000 COMPLETED DEALS

                                                      NUMBER       AVERAGE COST     CLOSING
   FUND HOLDING                                    OF SHARES (a)   PER SHARE (b)   PRICE (c)   CLOSING DATE   %RETURN (d)
   ------------                                    -------------   -------------   ---------   ------------   -----------

   FIRST QUARTER 2000 ANNOUNCED DEALS
   ----------------------------------
   CommNet Cellular Inc.                             99,000           $30.83        $32.38        01/06/00      5.03%

   SECOND QUARTER 2000 ANNOUNCED DEALS
   -----------------------------------
   WICOR Inc.                                       200,000            29.87         31.38        04/20/00      5.06%

   THIRD QUARTER 2000 ANNOUNCED DEALS
   ----------------------------------
   United Water Resources Inc.                      105,500            33.16         35.44        07/28/00      6.87%
   Berkshire Energy Resources                        26,500            26.36         37.81        09/01/00     43.45%
   CMP Group Inc.                                    35,000            26.93         29.50        09/05/00      9.54%
   CTG Resources Inc.                                 7,500            36.58         40.31        09/06/00     10.20%
   Fall River Gas Co.                                17,000            20.68         23.50        09/25/00     13.64%
   Providence Energy Corp.                           30,000            30.71         42.44        09/28/00     38.20%

   FOURTH QUARTER 2000 ANNOUNCED DEALS
   -----------------------------------
   Columbia Energy Group                             45,000            63.17         71.88        11/01/00     13.78%
   Eastern Enterprises                               60,985            46.48         64.63        11/09/00     39.04%
   EnergyNorth Inc.                                  53,500            46.12         61.63        11/09/00     33.62%
   Florida Progress Corp.                            40,000            46.53         54.48        12/01/00     17.09%
   LG&E Energy Corp.                                200,000            23.82         25.00        12/11/00      4.95%

--------------------------------------------------------------------------------

(a) Number of shares held by the Utility Trust on the final day of trading for the issuer.
(b) Average purchase price of issuer's shares held by the Utility Trust on the final day of trading for the issuer.
(c) Closing price on the final day of trading for the issuer or the tender price on the closing date of the tender offer.
(d) Represents average estimated return based on average cost per share and closing price per share.

NOTE: SEE THE PORTFOLIO OF INVESTMENTS FOR A COMPLETE LISTING OF HOLDINGS

--------------------------------------------------------------------------------

The following is an excerpt from Sandra Block's article in USATODAY, January 19, 2001

BUSH PORTFOLIO SHOWS FISCAL CONSERVATISM.

      It's hard to tell if George W. Bush's investment portfolio is compassionate, but it's certainly conservative. The president has more than half his assets in U.S. Treasury notes, according to financial disclosures filed last year. Stocks and mutual funds account for 11% to 17% of his portfolio. The rest is invested in real estate, cash and private partnerships. That strategy paid off in 2000.

------------------------------
  GEORGE W. BUSH'S FUNDS
  ----------------------
  Gabelli Equity Trust
  Gabelli Global Multimedia
  Gabelli Utility Trust
  American Funds
------------------------------

      Northern Trust, the trust manager, makes investment decisions without his knowledge. The arrangement is designed to avoid conflicts of interest.

THE FIRST DECADE OF THE NEW MILLENNIUM

      The longest economic expansion and bull market in history has spoiled equity investors. With the exception of 1991, when the S&P 500 retreated approximately 3%, the value of equity indices has risen, often substantially, every year in the decade. How will investors react to this year's disappointment? Our guess is with more resolve than might be expected.

      Economists (even those at the Federal Reserve), business leaders, and market strategists were taken by surprise by the economy's rapid deceleration in the second half of 2000. To date, investors have reacted quite responsibly -- bailing out of stocks with the most excessive valuations and displaying considerably more patience with more fundamentally sound equities. Going forward, we believe investors will be less prone to repeating the mistakes of the past several years. They will recognize that valuations do matter, even for stocks in growth industries like technology. If the economy stabilizes, as we believe it will sometime in the first half of 2001, the ensuing market recovery will be based on fundamentals, not fantasy. We believe this market will favor portfolios comprised of fundamentally attractive equities.

AND THE QUESTION IS ...

      OVER THE NEXT SEVERAL MONTHS, THE OVERALL MARKET NEEDS TO UNDERSTAND WHETHER MONETARY POLICY (GREENSPAN'S RATE CUTS) MARRIED WITH FISCAL POLICY (BUSH'S TAX CUTS) WILL PROVIDE THE BALLAST TO OVERCOME THE ECONOMIC DRAG CREATED
BY: A CONSUMER SPENDING BINGE (TIED TO THE STOCK MARKET'S WEALTH EFFECT); OVERSPENDING ON CAPITAL EQUIPMENT; AND A TRADE DEFICIT OF GIGANTIC PROPORTIONS.

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of the Utility Trust. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

BELLSOUTH CORP. (BLS - $40.9375 - NYSE) is the incumbent local exchange carrier serving most of the Southeast. The stock has been held back by investor concern that BellSouth is contemplating a significant domestic acquisition, and by the fallout from the company's lower earnings guidance issued in December. The lower earnings guidance was in part due to nonrecurring factors, and also due to the acceleration of the company's digital subscriber line ("DSL") rollout, which will inflate expenses in the near term. We support the DSL acceleration, since it enhances the company's competitive position in the long term at the cost of putting pressure on current EPS. As for the acquisition issue, we think that BellSouth is as likely to be a seller as a buyer. BellSouth's management has shown its aversion to dilution over many years, which gives us some comfort about this issue. The stock trades at 16 times this year's estimate of $2.55, which is 2 times this year's depressed EPS growth rate, but only modestly above the company's sustainable EPS growth rate in the low-to-mid teens.

CENTURYTEL INC. (CTL - $35.75 - NYSE), based in Monroe, Louisiana, is the eighth largest local telephone company in the U.S., with over 1.8 million access lines in the South and Midwest. CenturyTel also has over 740,000 cellular customers. Through acquisitions, CTL has created clusters of rural telephone and cellular companies within commuting distance of metropolitan areas in states including Wisconsin, Michigan, Ohio, Louisiana and Arkansas. With the $2.2 billion acquisition of Portland-based Pacific Telecom, CenturyTel has added seven states, ten cellular markets and 640,000 access lines to its customer base. The acquired operations have nearly doubled Century's revenues. The company is in the process of acquiring recently announced 475,000 access lines in 3 states for $1.5 billion. The company continues to build value through other ventures, primarily its long distance and competitive local exchange carrier operations.

DYNEGY INC. (DYN - $56.0625 - NYSE) is a diversified energy company with major operations in electricity generation and distribution and natural gas processing and marketing. EPS have risen rapidly as the company has built its asset base and generated additional revenues and profits through asset-backed trading of electricity and natural gas.

EL PASO ELECTRIC CO. (EE - $13.20 - AMEX) is a public utility engaged in the generation, transmission and distribution of electricity in an area of approximately 10,000 square miles in west Texas and southern New Mexico. The company also serves wholesale customers in Texas, New Mexico, California and Mexico. EE owns, or has significant ownership interests in, four major 345 kV transmission lines and three 500 kV lines to provide power from Palo Verde, and owns the distribution network within its retail service territory. The company's energy sources consist of nuclear fuel, natural gas, coal and purchased power.

GPU INC. (GPU - $36.8125 - NYSE) was our pick as National Grid's acquisition target, as we discussed in the second quarter shareholder letter. First Energy of Ohio beat the Grid to the punch, and announced in early August that it would acquire GPU for $36.50 per share. The Grid had other names in its little black book, however, and announced its own deal less than a month later.

MCN ENERGY GROUP INC. (MCN - $27.6875 - NYSE) is a large natural gas distribution utility serving southeastern Michigan. MCN is under an agreement to be acquired by DTE Energy for $28.50 in cash and stock. The acquisition is hung up at the Federal Trade Commission, which continues to have concerns about competition in generation and energy supply in the overlapping service territories. The close of the merger had initially been expected in the third quarter of 2000, and is now expected to occur in the first quarter of 2001.

NIAGARA MOHAWK HOLDINGS (NMK - $16.6875 - NYSE) agreed to be acquired by the National Grid of the U.K. in August for $19 per share in cash and stock. The acquisition is expected to close by the end of 2001, although the Grid is pushing hard to move up the closing date. The company's growth prospects are minimal, but its operations are inefficient and its cost structure is bloated. The Grid expects to be able to reduce Niagara Mohawk's cost base by 10% or $90 million. Assuming that the Grid attains its cost reduction targets, which we think are readily attainable, the acquisition will be accretive to the Grid's EPS in the first year.

RGS ENERGY (RGS - $32.4375 - NYSE) is a small electric and gas utility serving metropolitan Rochester, NY, a city that is the economic hub of upstate New York. RGS is sandwiched neatly between Niagara Mohawk/National Grid, and Energy East, a major Northeast electric and gas distributor. RGS would be an easily-digested bolt-on acquisition for either company, although we think Niagara Mohawk is the better fit and more likely buyer. For complicated tax and regulatory reasons, the acquisition of RGS is unlikely to occur before the second half of this year. The major risk to the RGS investment case is its dependence on Eastman Kodak and Xerox as major customers, which bears watching.

MONTHLY DISTRIBUTIONS

      The Utility Trust has set a $.05 per share monthly distribution policy for the year 2001.

WWW.GABELLI.COM

      Please visit us on the Internet. Our homepage at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

      In  our  efforts  to  bring  our   shareholders   more  timely   portfolio
information, Gabelli Fund's portfolio managers regularly participate in chat sessions at www.gabelli.com as reflected below.

WHO               WHAT                       WHEN
-----             -----                      -----
Mario Gabelli     Chief Investment Officer   First Monday of each month
Howard Ward       Large Cap Growth           First Tuesday of each month
Barbara Marcin    Large Cap Value            Last Wednesday of each month

                  SECTOR/SPECIALTY           2nd and 3rd Wednesday of each month
                  ------------
Tim O'Brien       Utilities Industry
Caesar Bryan      International Investing
Ivan Arteaga      Telecom and Media
Hart Woodson      Global Convertibles

      The second and third Wednesday of each month will feature portfolio managers responsible for our more focused offerings. All chat sessions are held at 4:15 PM ET. Arrive early as attendance is limited. Days and times may vary based on portfolio manager availability.

      You may sign up for our HIGHLIGHTS email newsletter at www.gabelli.com and receive early notice of chat sessions, closing mutual fund prices, news events and media sightings.

IN CONCLUSION

      It is our job to begin each day thinking how we will earn money for you. At times, we may be faced with a challenge in reaching our objectives because of the irrationality of Mr. Market. And, while we cannot and will not ignore the overall price levels in the market, there is an abundance of opportunities to meet our shared long term objectives in the years ahead. We thank you for entrusting a portion of your investment assets to the Utility Trust, and we reaffirm our commitment to your financial well-being. We are privileged to have this opportunity, and we look forward to the next quarter century.

                                  Sincerely,

                                  /S/ SIGNATURE

                                  MARIO J. GABELLI, CFA
                                  Portfolio Manager and Chief Investment Officer

February 1, 2001

--------------------------------------------------------------------------------
                                TOP TEN HOLDINGS
                                DECEMBER 31, 2000
                                -----------------
              Niagara Mohawk Power Corp.    El Paso Electric Co.
              Western Resources Inc.        CenturyTel Inc.
              Southwest Gas Corp.           Northeast Utilities
              Azurix Corp.                  Conectiv Inc.
              RGS Energy Group Inc.         MCN Energy Group Inc.
--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

                            THE GABELLI UTILITY TRUST
                            PORTFOLIO OF INVESTMENTS
                                DECEMBER 31, 2000

                                                                      MARKET
     SHARES                                            COST           VALUE
     ------                                            ----           -----

               COMMON STOCKS -- 73.1%
               AGRICULTURE -- 0.1%
       8,000   Cadiz Inc.+ .......................  $    70,464    $    71,500
                                                    -----------    -----------
               BUSINESS SERVICES -- 0.4%
      10,000   Avis Group Holdings Inc.+ .........      320,500        325,625
                                                    -----------    -----------
               COMMUNICATIONS EQUIPMENT -- 0.7%
      34,000   Furukawa Electric Co. Ltd. ........      632,125        593,958
                                                    -----------    -----------
               ENERGY AND UTILITIES: ELECTRIC -- 22.0%
      63,000   Bangor Hydro-Electric Co. .........    1,129,094      1,618,312
       5,000   Cleco Corp. .......................      153,250        273,750
     115,000   Conectiv Inc. .....................    2,019,821      2,307,187
      39,521   DPL Inc. ..........................      767,321      1,311,603
       5,000   Edison International ..............       80,000         78,125
     213,000   El Paso Electric Co.+ .............    1,943,427      2,811,600
       1,000   FPL Group Inc. ....................       41,113         71,750
      30,000   GPU Inc. ..........................      908,715      1,104,375
      34,000   IPALCO Enterprises Inc. ...........      697,838        822,375
      52,200   Maine Public Service Co. ..........      946,754      1,376,775
     250,000   Niagara Mohawk
                 Power Corp. .....................    3,680,499      4,171,875
       4,000   Orion Power Holdings Inc.+ ........       77,575         98,500
      57,000   SCANA Corp. .......................    1,455,381      1,685,062
      18,000   TECO Energy Inc. ..................      376,025        582,750
      25,000   UIL Holdings Corp. ................    1,096,481      1,243,750
      20,000   Unisource Energy Corp. ............      236,625        376,250
                                                    -----------    -----------
                                                     15,609,919     19,934,039
                                                    -----------    -----------
               ENERGY AND UTILITIES: INTEGRATED -- 22.7%
      13,000   Allete ............................      222,463        322,562
      30,000   CH Energy Group Inc. ..............    1,041,019      1,342,500
      32,000   Cinergy Corp. .....................      883,099      1,124,000
      32,000   DQE Inc. ..........................    1,049,494      1,048,000
      23,500   Entergy Corp. .....................      659,948        994,344
      50,000   Florida Public Utilities Co. ......      792,675        800,000
      26,000   Madison Gas &
                 Electric Co. ....................      529,437        588,250
      80,000   MCN Energy Group Inc. .............    1,919,874      2,215,000
      18,000   Montana Power Co. .................      484,328        373,500
      45,000   NiSource Inc.+ ....................       90,000        123,750
     100,000   Northeast Utilities ...............    2,129,198      2,425,000
      50,000   NSTAR .............................    2,146,232      2,143,750
       5,000   PG&E Corp. ........................       99,313        100,000
      40,000   Progress Energy Inc. ..............       20,800         18,000
      92,000   RGS Energy Group Inc. .............    2,341,999      2,984,250
     150,000   Western Resources Inc. ............    2,653,245      3,721,875
       7,000   WPS Resources Corp. ...............      204,319        257,687
                                                    -----------    -----------
                                                     17,267,443     20,582,468
                                                    -----------    -----------
               ENERGY AND UTILITIES: NATURAL GAS -- 12.0%
      40,000   AGL Resources Inc. ................      734,625        882,500
      34,000   Delta Natural Gas Co. Inc. ........      570,349        663,000
      23,000   Dynegy Inc., Cl. A ................      360,637      1,289,438
       5,000   National Fuel Gas Co. .............      254,037        314,688
      12,000   Nicor Inc. ........................      434,475        518,250
      20,000   Peoples Energy Corp. ..............      704,031        895,000
      26,500   Piedmont Natural
                 Gas Co. Inc. ....................      796,784      1,011,969
     100,000   SEMCO Energy Inc. .................    1,554,795      1,556,250
      16,433   Southern Union Co. ................      281,096        435,475
     150,000   Southwest Gas Corp. ...............    3,866,219      3,281,250
                                                    -----------    -----------
                                                      9,557,048     10,847,820
                                                    -----------    -----------


                                                                      MARKET
     SHARES                                            COST           VALUE
     ------                                            ----           -----

               ENERGY AND UTILITIES: WATER -- 9.3%
       8,000   American States Water Co. .........  $   266,713    $   295,000
      11,000   Artesian Resources Corp.,
                 Cl. A ...........................      257,250        286,688
     400,000   Azurix Corp.+ .....................    2,799,988      3,275,000
      23,500   Birmingham Utilities Inc. .........      474,406        293,750
      20,520   California Water
               Service Group .....................      566,928        554,040
      12,000   Connecticut Water
                 Service Inc. ....................      355,489        367,500
      17,000   Middlesex Water Co. ...............      485,620        573,750
       4,000   Pennichuck Corp. ..................       96,331        114,000
      51,000   Philadelphia Suburban Corp. .......      972,675      1,249,500
      13,000   SJW Corp. .........................    1,380,385      1,326,000
       4,000   Southwest Water Co. ...............       52,063         59,500
                                                    -----------    -----------
                                                      7,707,848      8,394,728
                                                    -----------    -----------
               ENVIRONMENTAL SERVICES -- 0.0%
       3,000   Catalytica Energy
                 Systems Inc.+ ...................       48,563         51,750
                                                    -----------    -----------
               SATELLITE -- 0.5%
      22,000   General Motors Corp.,
                 Cl. H+ ..........................      584,028        506,000
                                                    -----------    -----------
               TELECOMMUNICATIONS -- 5.4%
       5,000   ALLTEL Corp. ......................      262,542        312,187
      10,000   AT&T Canada Inc., Cl. B+ ..........      300,558        291,875
      10,000   BellSouth Corp. ...................      423,441        409,375
       1,000   British Telecommunications
                 plc, ADR ........................       85,454         86,750
      75,000   CenturyTel Inc. ...................    2,810,448      2,681,250
      55,000   Citizens Communications Co.              646,813        721,875
       4,000   Conestoga Enterprises Inc. ........       68,313         69,000
       5,000   Qwest Communications
                 International Inc.+ .............      168,375        205,000
       1,500   SBC Communications Inc. ...........       69,263         71,625
       2,000   Verizon Communications ............       98,225        100,250
                                                    -----------    -----------
                                                      4,933,432      4,949,187
                                                    -----------    -----------
               TOTAL COMMON
                 STOCKS ..........................   56,731,370     66,257,075
                                                    -----------    -----------

               PREFERRED STOCKS -- 0.9%
               TELECOMMUNICATIONS -- 0.9%
      15,000   Citizens Communications Co.,
                 5.00% Cv. Pfd. ..................      746,741        795,000
                                                    -----------    -----------
  PRINCIPAL
   AMOUNT
  ---------
               U.S. GOVERNMENT OBLIGATIONS -- 27.5%
 $25,325,000   U.S. Treasury Bills,
                 5.45% to 5.47%++,
                 due 03/22/01 to 05/24/01 ........   24,909,117     24,895,427
                                                    -----------    -----------

               REPURCHASE AGREEMENTS -- 1.4%
   1,316,000   Agreement with State Street Bank &
                 Trust Co., 5.95%, dated 12/29/00,
                 due 01/02/01, proceeds
                 at maturity $1,316,870 (a) ......    1,316,000      1,316,000
                                                    -----------    -----------



                See accompanying notes to financial statements.

                            THE GABELLI UTILITY TRUST
                            PORTFOLIO OF INVESTMENTS
                                DECEMBER 31, 2000

                                                                      MARKET
                                                       COST           VALUE
                                                       ----           -----


  TOTAL INVESTMENTS -- 102.9% ....................  $83,703,228    $93,263,502
                                                    ===========
  OTHER ASSETS AND LIABILITIES (NET) -- (2.9)% ................     (2,594,308)
                                                                   -----------
  NET ASSETS -- 100.0%
    (11,039,419 shares outstanding) ...........................    $90,669,194
                                                                   ===========


  NET ASSET VALUE
    ($90,669,194 [DIVIDE] 11,039,419
    shares outstanding) .......................................          $8.21
                                                                         =====

                                                                      MARKET
     SHARES                                            PROCEEDS       VALUE
     ------                                            --------       -----
  SECURITIES SOLD SHORT
       3,500   FPL Group Inc. ....................     (252,691)   $  (251,125)
                                                                   ===========

----------------------
                                                                      MARKET
                                                                      VALUE
                                                                      -----
            For Federal tax purposes:
            Aggregate cost ....................................    $81,499,421
                                                                   ===========
            Gross unrealized appreciation .....................    $12,998,291
            Gross unrealized depreciation .....................     (1,234,210)
                                                                   -----------
            Net unrealized appreciation .......................    $11,764,081
                                                                   ===========

----------------------
(a) Collateralized by U.S. Treasury Note, 7.50%, due 02/15/05, market value $1,343,273.
+   Non-income producing security.
++  Represents annualized yield at date of purchase.

                 See accompanying notes to financial statements.

                            THE GABELLI UTILITY TRUST
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2000

ASSETS:
   Investments, at value (Cost $83,703,228) .  $93,263,502
   Foreign currency, at value (Cost $988) ...          930
   Dividends and interest receivable ........      204,853
   Receivable for investments sold ..........      252,692
   Other assets .............................        4,005
                                               -----------
   TOTAL ASSETS .............................   93,725,982
                                               -----------
LIABILITIES:
   Securities sold short (proceeds $252,691)       251,125
   Payable for investments purchased ........      111,085
   Dividend payable .........................    2,198,461
   Payable for investment advisory fees .....       77,225
   Payable to custodian .....................      251,556
   Other accrued expenses ...................      167,336
                                               -----------
   TOTAL LIABILITIES ........................    3,056,788
                                               -----------
   NET ASSETS applicable to 11,039,419
      shares outstanding ....................  $90,669,194
                                               ===========
NET ASSETS CONSIST OF:

   Shares of beneficial interest, at par value $    11,039
   Additional paid-in capital ...............   75,352,424
   Accumulated net investment income ........    1,003,382
   Accumulated net realized gain on investments  4,740,567
   Net unrealized appreciation on investments    9,561,782
                                               -----------
   TOTAL NET ASSETS                            $90,669,194
                                               ===========
   NET ASSET VALUE
      ($90,669,194 [DIVIDE] 11,039,419 shares
      outstanding; unlimited number of shares
      authorized of $0.001 par value) .......        $8.21
                                                     =====

                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2000

INVESTMENT INCOME:
   Dividends (net of foreign taxes of $311)    $ 2,401,326
   Interest ................................       884,070
                                               -----------
   TOTAL INVESTMENT INCOME .................     3,285,396
                                               -----------
EXPENSES:
   Investment advisory fees ................       861,678
   Shareholder communications expenses .....       319,299
   Shareholder services fees ...............       274,686
   Legal and audit fees ....................        97,393
   Trustees' fees ..........................        49,369
   Custodian fees ..........................        20,017
   Miscellaneous expenses ..................        59,879
                                               -----------
   TOTAL EXPENSES ..........................     1,682,321
                                               -----------
   LESS:  CUSTODIAN FEE CREDIT .............       (16,665)
                                               -----------
   NET EXPENSES ............................     1,665,656
                                               -----------
   NET INVESTMENT INCOME ...................     1,619,740
                                               -----------
NET REALIZED AND UNREALIZED GAIN
   ON INVESTMENTS:
   Net realized gain on investments ........     8,062,841
   Net change in unrealized appreciation
      on investments .......................     7,802,312
                                               -----------
   NET REALIZED AND UNREALIZED GAIN
      ON INVESTMENTS .......................    15,865,153
                                               -----------
   NET INCREASE IN NET ASSETS RESULTING
      FROM OPERATIONS ......................   $17,484,893
                                               ===========


                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                          YEAR ENDED           PERIOD ENDED
                                                                                       DECEMBER 31, 2000   DECEMBER 31, 1999 (A)
                                                                                       -----------------   ---------------------
OPERATIONS:
   Net investment income .......................................................         $  1,619,740           $   877,430
   Net realized gain on investments ............................................            8,062,841               309,282
   Net change in unrealized appreciation on investments ........................            7,802,312             1,759,470
                                                                                         ------------           -----------
   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ........................           17,484,893             2,946,182
                                                                                         ------------           -----------
DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS:
   Net investment income .......................................................             (616,358)             (877,430)
   Net realized gains on investments ...........................................          (10,360,503)             (309,282)
   In excess of net realized gains on investments ..............................                   --              (448,378)
                                                                                         ------------           -----------
   TOTAL DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS ............................          (10,976,861)           (1,635,090)
                                                                                         ------------           -----------
TRUST SHARE TRANSACTIONS:
   Net increase in net assets from Utility Trust
     share transactions ........................................................              831,592            81,918,478
                                                                                         ------------           -----------
   NET INCREASE IN NET ASSETS ..................................................            7,339,624            83,229,570

NET ASSETS:
   Beginning of period .........................................................           83,329,570               100,000
                                                                                         ------------           -----------
   End of period (Including undistributed net investment income
      of $1,003,382 and $0, respectively) ......................................         $ 90,669,194           $83,329,570
                                                                                         ============           ===========

(a) From commencement of investment operations on July 9, 1999 through December 31, 1999.

                 See accompanying notes to financial statements.

                            THE GABELLI UTILITY TRUST
                          NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION. The Gabelli Utility Trust ("Utility Trust") is a closed-end, non-diversified management investment company organized as a Delaware business trust on February 25, 1999 and registered under the Investment Company Act of 1940, as amended (the "1940 Act"), whose primary objective is long-term growth of capital and income. The Utility Trust had no operations prior to July 9, 1999, other than the sale of 10,000 shares of common stock for $100,000 to The Gabelli Equity Trust Inc. (the "Equity Trust") at $10.00 per share. On July 9, 1999, the Utility Trust had a 4 for 3 stock split making the balance of Utility Trust shares held by the Equity Trust 13,333. On July 9, 1999, the the Equity Trust contributed $79,487,260 in cash and securities in exchange for shares of the Utility Trust, and on the same date distributed such shares to holders of record on July 1, 1999 at the rate of one share of the UtilityTrust for every ten shares of the EquityTrust. Investment operations commenced on July 9, 1999.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Utility Trust in the preparation of its financial statements.

      SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded on foreign exchanges are valued at the last sale price on that exchange as of the close of business on the day the securities are being valued (if there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day, except for open short positions, which are valued at the last asked price). All other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest average of the bid and asked prices. If there were no asked prices quoted on that day, then the security is valued at the closing bid price. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser"). Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Trustees. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Trustees determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Trustees. Debt instruments having a maturity greater than 60 days are valued at the highest bid price obtained from a dealer maintaining an active market in those securities.

      REPURCHASE AGREEMENTS. The Utility Trust may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Bank of New York, with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board of Trustees. Under the terms of a typical repurchase agreement, the Utility Trust takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Utility Trust to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Utility Trust's holding period. The Utility Trust will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Utility Trust in each agreement. The Utility Trust will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Utility Trust may be delayed or limited.

      SECURITIES SOLD SHORT. A short sale involves selling a security which the Trust does not own. The proceeds received for short sales are recorded as liabilities and the Trust records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of the open short position on the day of determination. The Trust records a realized gain or loss when the short position is closed out. By entering into a short sale, the Trust bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Trust on the ex-dividend date and interest expense is recorded on the accrual basis.

      FOREIGN CURRENCY TRANSLATION. The books and records of the Utility Trust are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses, which result from changes in foreign exchange rates and/or changes in market prices of securities, have been included in unrealized appreciation/depreciation on investments and foreign currency transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains

                            THE GABELLI UTILITY TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Utility Trust and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

      SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for as of the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

      DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Utility Trust, timing differences and differing characterization of distributions made by the Utility Trust.

      PROVISION FOR INCOME TAXES. The Utility Trust intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

      Dividends and interest from non-U.S. sources received by the Utility Trust are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Utility Trust intends to undertake any procedural steps required to claim the benefits of such treaties.

3. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES. The Utility Trust has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Utility Trust will pay the Adviser on the first business day of each month a fee for the previous month equal on an annual basis to 1.00% of the value of the Utility Trust's average daily net assets. In accordance  with the  Advisory  Agreement,  the  Adviser  provides a  continuous investment program for the Utility Trust's portfolio and oversees the administration of all aspects of the Utility Trust's business and affairs.

      During the year ended December 31, 2000, Gabelli & Company, Inc. and its affiliates received $116,973 in brokerage commissions as a result of executing agency transactions in portfolio securities on behalf of the Utility Trust.

4.  PORTFOLIO  SECURITIES.   Cost  of  purchases  and  proceeds  from  sales  of
securities, other than short-term securities, for the year ended December 31, 2000 aggregated $65,335,609 and $84,406,861, respectively.

5. CAPITAL. The Board of Trustees of the Utility Trust has authorized the repurchase of its shares on the open market when the shares are trading at a discount of 10% or more (or such other percentage as the Board of Trustees may determine from time to time) from the net asset value of the shares. During the year ended December 31, 2000, the Utility Trust did not repurchase any shares of its common stock in the open market.

      Transactions in shares of beneficial interest were as follows:

                                                                   YEAR ENDED                      PERIOD ENDED
                                                                DECEMBER 31, 2000                DECEMBER 31, 1999
                                                             ----------------------         -------------------------
                                                              Shares        Amount            Shares         Amount
                                                              ------        ------            ------         ------
Shares issued immediately prior to
  the spin-off from the Equity Trust ......................       --       $     --         10,598,302    $79,487,260
Shares issued in a secondary offering by the Utility Trust        --             --            301,809      2,262,562
Shares issued upon reinvestment
  of dividends and distributions ..........................  103,573        831,592             22,402        168,656
                                                             -------       --------         ----------    -----------
Net increase ..............................................  103,573       $831,592         10,922,513    $81,918,478
                                                             =======       ========         ==========    ===========

6. INDUSTRY CONCENTRATION. Because the Utility Trust primarily invests in common stocks and other securities of foreign and domestic companies in the utility industry, its portfolio may be subject to greater risk and market fluctuations than a portfolio of securities representing a broad range of investments.

                            THE GABELLI UTILITY TRUST
                              FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A UTILITY TRUST COMMON SHARE
OUTSTANDING THROUGHOUT EACH PERIOD:

                                                     YEAR ENDED   PERIOD ENDED
                                                    DECEMBER 31,  DECEMBER 31,
                                                        2000        1999 (A)
                                                       -----        -------
OPERATING PERFORMANCE:
   Net asset value, beginning of period ..........    $  7.62        $  7.50
                                                      -------        -------
   Net investment income .........................       0.15           0.08
   Net realized and unrealized gain on investments       1.44           0.19
                                                      -------        -------
   Total from investment operations ..............       1.59           0.27
                                                      -------        -------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income .........................      (0.06)         (0.08)
   Net realized gain on investments ..............      (0.94)         (0.03)
   In excess of net realized gain on investments .         --          (0.04)
                                                      -------        -------
   Total distributions ...........................      (1.00)         (0.15)
                                                      -------        -------
   NET ASSET VALUE, END OF PERIOD ................    $  8.21        $  7.62
                                                      =======        =======
   Market value, end of period ...................    $  8.75        $  7.63
                                                      =======        =======
   Net asset value total return+ .................      22.01%          3.62%
                                                      =======        =======
   Total investment return+ ......................      29.95%          3.70%
                                                      =======        =======
RATIOS TO AVERAGE NET ASSETS AND
   SUPPLEMENTAL DATA:
   Net assets, end of period (in 000's) ..........    $90,669        $83,330
   Ratio of net investment income to
     average net assets (c) ......................       1.88%          2.27%(b)
   Ratio of operating expenses to
     average net assets (c)(d) ...................       1.95%          1.75%(b)
   Portfolio turnover rate .......................         92%            37%
--------------------------
+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends. Total return for the period of less than one year is not annualized.
(a) From commencement of investment operations on July 9, 1999 through December 31, 1999.
(b) Annualized.
(c) During the period ended December 31, 1999, the Utility Trust's administrator voluntarily reimbursed certain expenses. If such reimbursement had not occurred, the annualized ratios of net investment income and operating expenses to average net assets would have been 1.85% and 2.17%, respectively.
(d) The ratios do not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian. For the year ended December 31, 2000, including such custodian fee credits, the expense ratio would be 1.93%.

                 See accompanying notes to financial statements.

                            THE GABELLI UTILITY TRUST
                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of The Gabelli Utility Trust

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Gabelli Utility Trust (the "Trust") at December 31, 2000, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period July 9, 1999 (commencement of investment operations) through December 31, 1999, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036
February 14, 2001

                            THE GABELLI UTILITY TRUST
                       INCOME TAX INFORMATION (UNAUDITED)
                                DECEMBER 31, 2000

CASH DIVIDENDS AND DISTRIBUTIONS

                         TOTAL AMOUNT    ORDINARY      LONG-TERM      DIVIDEND
   PAYABLE     RECORD        PAID       INVESTMENT      CAPITAL     REINVESTMENT
    DATE        DATE       PER SHARE      INCOME         GAINS          PRICE
   -------     ------    ------------   ----------     ---------    ------------

COMMON SHARES
   01/27/00   01/19/00     $0.05000     $0.00020       $0.04980      $7.46000
   02/25/00   02/16/00      0.05000      0.00020        0.04980       7.49224
   03/31/00   03/23/00      0.05000      0.00020        0.04980       7.53290
   04/26/00   04/17/00      0.05000      0.00020        0.04980       7.73108
   05/25/00   05/17/00      0.05000      0.00020        0.04980       7.78358
   06/28/00   06/20/00      0.05000      0.00020        0.04980       7.86675
   07/27/00   07/19/00      0.05000      0.00020        0.04980       7.77990
   08/29/00   08/21/00      0.05000      0.00020        0.04980       8.30474
   09/27/00   09/19/00      0.05000      0.01100        0.03900       8.17000
   10/27/00   10/19/00      0.05000      0.05000        0.00000       7.99649
   11/28/00   11/17/00      0.05000      0.05000        0.00000       8.24268
   12/27/00   12/18/00      0.25000      0.08380        0.16620       8.22000
   01/08/01   12/29/00      0.20000      0.00000        0.20000       7.83000
                           --------     --------       --------
                           $1.00000     $0.19640       $0.80360

    A Form 1099-DIV has been mailed to all shareholders of record for the distributions mentioned above, setting forth specific amounts to be included in the 2000 tax returns. Ordinary income distributions include net investment income and realized net short-term capital gains. 100% of the long-term capital gains paid by the Utility Trust in 2000 was classified as "20% Rate Gains" subject to a maximum tax rate of 20% (or 10% depending on an individual's tax bracket). Capital gain distributions are reported in box 2a of Form 1099-DIV.

CORPORATE DIVIDENDS RECEIVED DEDUCTION AND U.S. GOVERNMENT SECURITIES INCOME

    The Utility Trust paid to common shareholders an ordinary income dividend of $0.1964 per share in 2000. The percentage of such dividends that qualifies for the dividends received deduction available to corporations is 50.16% for all such dividends paid in 2000. The percentage of the ordinary income dividends paid by the Utility Trust during 2000 derived from U.S. Government Securities was 4.43%. However, it should be noted that the Utility Trust did not hold more than 50% of its assets in U.S. Government Securities at the end of each calendar quarter during 2000.

                 HISTORICAL DISTRIBUTION SUMMARY - COMMON STOCK

                                      SHORT-       LONG-
                                       TERM        TERM
                    INVESTMENT        CAPITAL     CAPITAL          TOTAL
                      INCOME         GAINS(A)      GAINS       DISTRIBUTIONS
                    ----------       --------    --------      -------------
2000 .............   $0.05620        $0.14020    $0.80360        $1.00000
1999 .............    0.08049         0.00090     0.06861         0.15000
--------------------------
(a)  Taxable as ordinary income.

                         AUTOMATIC DIVIDEND REINVESTMENT
                        AND VOLUNTARY CASH PURCHASE PLAN

ENROLLMENT IN THE PLAN

   It is the policy of The Gabelli Utility Trust ("Utility Trust") to automatically reinvest dividends. As a "registered" shareholder you automatically become a participant in the Utility Trust's Automatic Dividend Reinvestment Plan (the "Plan"). The Plan authorizes the Utility Trust to issue shares to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Utility Trust. Plan participants may send their stock certificates to State Street Bank and Trust Company ("State Street") to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distribution in cash must submit this request in writing to:

                            The Gabelli Utility Trust
                     c/o State Street Bank and Trust Company
                                  P.O. Box 8200
                              Boston, MA 02266-8200

   Shareholders requesting this cash election must include the shareholder's name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan may contact State Street at 1 (800) 336-6983.

   SHAREHOLDERS WISHING TO LIQUIDATE REINVESTED SHARES held at State Street Bank must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

   If your shares are held in the name of a broker, bank or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of "street name" and re-registered in your own name. Once registered in your own name your dividends will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in "street name" at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

   The number of shares of Common Stock distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Utility Trust's Common Stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of Common Stock valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Utility Trust's Common Stock. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next trading day. If the net asset value of the Common Stock at the time of valuation exceeds the market price of the Common Stock, participants will receive shares from the Utility Trust valued at market price. If the Utility Trust should declare a dividend or capital gains distribution payable only in cash, State Street will buy Common Stock in the open market, or on the New York Stock Exchange or elsewhere, for the participants' accounts, except that State Street will endeavor to terminate purchases in the open market and cause the Utility Trust to issue shares at net asset value if, following the commencement of such purchases, the market value of the Common Stock exceeds the then current net asset value.

   The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

   The Utility Trust reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by State Street on at least 90 days' written notice to participants in the Plan.

VOLUNTARY CASH PURCHASE PLAN

   The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Utility Trust. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.

   Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to State Street for investments in the Utility Trust's shares at the then current market price. Shareholders may send an amount from $250 to $10,000. State Street will use these funds to purchase shares in the open market on or about the 15th of each month. State Street will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200 such that State Street receives such payments approximately 10 days before the 15th of the month. Funds not received at least five days before the investment date shall be held for investment in the following month. A payment may be withdrawn without charge if notice is received by State Street at least 48 hours before such payment is to be invested.

   For more information regarding the Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Utility Trust.

--------------------------------------------------------------------------------
  The Annual Meeting of the Utility Trust's stockholders will be held at 11:30 A.M. on Monday, May 14, 2001, at the Greenwich Public Library, 101 West Putnam Avenue in Greenwich, Connecticut.
--------------------------------------------------------------------------------

                             DIRECTORS AND OFFICERS
                            THE GABELLI UTILITY TRUST
                    ONE CORPORATE CENTER, RYE, NY 10580-1434

DIRECTORS

Mario J. Gabelli, CFA
  CHAIRMAN AND CHIEF INVESTMENT OFFICER,
  GABELLI ASSET MANAGEMENT INC.

Dr. Thomas E. Bratter
  PRESIDENT, JOHN DEWEY ACADEMY

Felix J. Christiana
  FORMER SENIOR VICE PRESIDENT,
  DOLLAR DRY DOCK SAVINGS BANK

Anthony J. Colavita
  ATTORNEY-AT-LAW,
  ANTHONY J. COLAVITA, P.C.

James P. Conn
  FORMER MANAGING DIRECTOR AND CHIEF INVESTMENT OFFICER,
  FINANCIAL SECURITY ASSURANCE HOLDINGS LTD.

Vincent D. Enright
  FORMER SENIOR VICE PRESIDENT AND
  CHIEF FINANCIAL OFFICER,
  KEYSPAN ENERGY CORP.

Frank J. Fahrenkopf, Jr.
  PRESIDENT AND CHIEF EXECUTIVE OFFICER,
  AMERICAN GAMING ASSOCIATION

John D. Gabelli
  SENIOR VICE PRESIDENT,
  GABELLI & COMPANY, INC.

Robert J. Morrissey
  ATTORNEY-AT-LAW
  MORRISSEY, HAWKINS &LYNCH

Karl Otto Pohl
  FORMER PRESIDENT, DEUTSCHE BUNDESBANK

Anthony R. Pustorino
  CERTIFIED PUBLIC ACCOUNTANT,
  PROFESSOR, PACE UNIVERSITY

Salvatore J. Zizza
  CHAIRMAN, THE BETHLEHEM CORP.


OFFICERS

Mario J. Gabelli, CFA
  PRESIDENT & CHIEF INVESTMENT OFFICER

Bruce N. Alpert
  VICE PRESIDENT & TREASURER

David I. Schachter
  VICE PRESIDENT & OMBUDSMAN

James E. McKee
  SECRETARY

INVESTMENT ADVISOR
Gabelli Funds, LLC
One Corporate Center
Rye, New York  10580-1434

CUSTODIAN
Boston Safe Deposit and Trust Company

COUNSEL
Skadden, Arps, Slate, Meagher & Flom, LLP

TRANSFER AGENT AND REGISTRAR
State Street Bank and Trust Company

STOCK EXCHANGE LISTING

                                          Common
                                          ------
NYSE-Symbol:                                GUT
Shares Outstanding:                     11,039,419

The Net Asset Value appears in the Publicly Traded Funds column, under the heading "Specialized Equity Funds," in Sunday's The New York Times and in Monday's The Wall Street Journal. It is also listed in Barron's Mutual Funds/Closed End Funds section under the heading "Specialized Equity Funds."

The Net Asset Value may be obtained each day by calling (914) 921-5071.

--------------------------------------------------------------------------------
  For  general   information  about  the  Gabelli  Funds,  call  1-800-GABELLI
  (1-800-422-3554), fax us at 914-921-5118, visit Gabelli Funds' Internet homepage at: HTTP://WWW.GABELLI.COM or e-mail us at: closedend@gabelli.com
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
  Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Utility Trust may, from time to time, purchase its shares in the open market when the Utility Trust shares are trading at a discount of 10% or more from the net asset value of the shares.
--------------------------------------------------------------------------------

                            THE GABELLI UTILITY TRUST
                    ONE CORPORATE CENTER, RYE, NY 10580-1434

                      PHONE: 1-800-GABELLI (1-800-422-3554)
                  FAX: 1-914-921-5118 INTERNET: WWW.GABELLI.COM
                          E-MAIL: CLOSEDEND@GABELLI.COM

                                                                  GBFUF-AR-12/00